[LOGO]                                              AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.


                                                                   THE AGREEMENT
AGREEMENT BETWEEN THE PARTIES                                          SECTION 1

- --------------------------------------------------------------------------------






                                 SECTION 1


                       AGREEMENT BETWEEN THE PARTIES














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AUG 7, 1995                                                              Page 1

[LOGO]                                              AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.


                                                                   THE AGREEMENT
AGREEMENT BETWEEN THE PARTIES                                          SECTION 1

- --------------------------------------------------------------------------------

1.0    GENERAL

       As used herein, the term "Seller" shall refer to P-Com, Inc. (hereinafter P-Com) and the term "Buyer" shall refer to Advanced Radio Technology Limited (hereinafter ART). The terms and conditions of sale contained herein constitute a legal and binding agreement ("Agreement") between the parties and apply to all of Buyer's purchase orders. If any provision of this Agreement is held to be invalid or unenforceable, in whole or in part, the remaining provisions shall be enforceable, in whole or in part, the remaining provisions shall be enforceable to the maximum extent possible under law.

2.0     TERM OF AGREEMENT/TERMINATION

        The effective date of this agreement is the date of the execution of the agreement and will expire on December 31, 1998.

3.0     TERMS

        Invoices shall be due and payable within thirty (30) days (Net 30) from the date of invoice. All Payments shall be made in U.S. dollars.

4.0     BASIS OF PRICING

        By executing this agreement, Buyer agrees to purchase and P-Com agrees to sell, in accordance with this proposal, seven thousand five hundred (7,500) radio links between the date of execution of this agreement and December 31, 1998, and take shipment of those systems in that time frame. Applicable pricing will be per Schedule A.

        ART will accept shipment of a minimum of three hundred (300) links for shipment prior to June 30, 1996 and submit payment in accordance with the terms of the Agreement.

        Buyer agrees to accept shipment as per the shipment schedule (See Schedule D) and appropriate release notices delivered by Buyer.


- -------------------------------------------------------------------------------
AUG 7, 1995                                                              Page 2

[LOGO]                                              AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.


                                                                   THE AGREEMENT
AGREEMENT BETWEEN THE PARTIES                                          SECTION 1

- --------------------------------------------------------------------------------


        Pricing is quoted as "fixed" prices based on the quantity of radio equipment actually purchased by Buyer. Pricing is not inclusive of freight, nor any applicable taxes.

5.0     SPARES

        Seller agrees to provide, at no additional charge during the warranty period, emergency spares replacement to Buyer such that P-Com will ship a replacement ODU and/or IDU, within two (2) business days of receiving notice from Buyer, to replace a unit that failed in the field. Buyer will be required to ship the failed unit to P-Com within 15 days otherwise P-Com will bill Buyer for the replacement unit. (Note, See
        Article 11 for responsibility of freight costs.)

6.0     DOCUMENTATION

        P-Com will supply up to 10 Operations and Maintenance Manuals per licensed geographic area of Buyer's operations when each area begins service/operations and orders a minimum of 10 links, at no additional cost. No additional Operation and Maintenance Manuals or documentation is understood to be required.

7.0     SHIPMENT

        Subsequent to the shipment of the initial One hundred & Fifty (150) links before December 31, 1995, P-Com will commit to ship on a weekly basis beginning in 1996, given that the shipment schedule (Schedule D) for a particular month is agreed upon at least 90 days prior to the month in which shipments are expected to begin (eg., January 1, 1996 for April 1996 shipments).

        P-Com is willing to vary the weekly shipments to ART in any given month with reasonable notice (i.e., 30 days) in order to cooperate with ART in satisfying its customers. P-Com is willing to adjust the scheduled monthly shipments given 90 days advance notice (eg., January 1, 1996 for April, 1996 shipments) for a change in shipments of up to plus or minus 10%. Changes in shipments of greater than plus or minus 10% minus 30% will require 120 days notice. Changes in shipments of


- -------------------------------------------------------------------------------
AUG 7, 1995                                                              Page 3

[LOGO]                                              AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.


                                                                   THE AGREEMENT
AGREEMENT BETWEEN THE PARTIES                                          SECTION 1

- --------------------------------------------------------------------------------


        greater than plus or minus 30% will require 150 days notice, subject to mutual agreement of the parties.

8.0     WARRANTY

        P-Com will extend our normal warranty from 12 months to a warranty period or of 24 months from date of shipment to Buyer, provided Buyer accepts shipment of 300 links by June 30, 1996 and an additional 600 links by December 31, 1996. Seller will provide additional warranty coverage for an additional charge of three per cent (3%) of the cost of the equipment for each additional 12 months of coverage desired, up to a maximum of 3 additional years. Buyer is to notify, and pay, P-Com 12 months in advance should they elect to purchase the extended warranty.

        Buyer has Until December 31, 1996 an option to purchase extended warranty for equipment purchased prior to that time. For equipment purchased after December 31, 1996. Buyer must purchase the extended warranty at the same time purchase order is placed. Terms of the said extended warranty will be per Article 11. Limited warranty.

9.0     PRICING COMMITMENT

        Seller shall not sell equipment to any North American customer, or to any customer for the intended usage in North America, unless such customer is purchasing greater aggregate quantities under similar terms and conditions, under similar product configurations as the equipment included in this proposal, unless also notifying Buyer in writing of the improved terms and conditions and offering said improved terms and conditions to Buyer. This Article will be applicable once ART purchases a minimum of 2,500 links within a 12 month period.


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AUG 7, 1995                                                              Page 4

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Agreement Between the Parties                                        SECTION 1

- ------------------------------------------------------------------------------

10.0  TERMINATION

      Either party may, by ninety (90) days prior written notice to the other party, terminate this Agreement. In the event Buyer terminates the agreement, Buyer agrees to take delivery and pay for all units in Schedule D for the 90 days following the notice of termination. In the event the Seller terminates the agreement, the Buyer has the option to place additional purchase orders at the prices set forth in Schedule A for all units in Schedule D during the 120 day period following the effective date of the termination. Upon termination, Schedules A & D related to price and delivery would be subject to change. All other applicable provisions of the Agreement will remain in force.

11.0  LIMITED WARRANTY

      Seller warrants to BUYER or the actual purchaser of the equipment, in the event the equipment is re-sold by the BUYER, that the products will be substantially free from defects in material and workmanship for twenty-four (24) months after delivery to Buyer, and will comply with the performance specifications referred to in Schedule F hereto.
      Products purchased from Seller which do not comply with the warranty and are returned to the Seller during such period will be repaired or replaced at Seller's option, at no cost to Buyer. During the warranty period, the Seller and Buyer pay for freight one direction. Should the field failures exceed 1.5% of the accumulative purchased amount of IDUs & ODUs the Seller shall pay inbound and outbound freight for those returned and repaired items. For out of warranty repairs Buyer shall pay all inbound and outbound freight charges and all costs of repair or replacement. Buyer may return faulty products after having been issued by Seller a Return Material Authorization (RMA). Seller will not unreasonably withhold issuance of RMA. The RMA number will be issued after Buyer's consultation with Seller. Items returned to Seller must be shipped in the original container or equivalent packaging to insure against damage in transit. The above warranty does not extend to any Product that is modified or altered, is not maintained in accordance with Seller's reasonable maintenance recommendations, is operated in a manner other than that specified by Seller, or is subjected to


- ------------------------------------------------------------------------------
Aug. 7, 1995                                                            Page 5

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Agreement Between the Parties                                        SECTION 1

- ------------------------------------------------------------------------------

      abuse, misuse, accident, disaster, alterations, neglect or other improper treatment. Seller and Buyer will make good faith determinations as to the exercise of any cause of alleged defect. Buyer's sole remedy with respect to any warranty or defect is stated above. Seller neither assumes nor authorizes any other person to assume for Seller any other liability in connection with the sale of products under this Agreement.

12.0  LIMITATION OF LIABILITY

      NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, SELLER WILL NOT BE LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY (A) FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (B) FOR COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

13.0  DEFAULT AND CANCELLATION

      If Buyer becomes bankrupt or insolvent, or files or has filed against it any petition in bankruptcy, or makes an arrangement for the benefit of its creditors, or suffers a receiver or similar party to be appointed, or fails to make payment for goods received or fails to fulfill purchase commitments, the Seller shall be entitled to cancel this Agreement without judicial intervention or declaration of default of Buyer and without prejudice to any right or remedy which shall have accrued or shall thereafter accrue to Seller. Either Party shall have 45 days after written notice to correct any identified defaults.

14.0  MODIFICATION/WAIVER

      No addition to, deletion from, or modification of any of the provisions of this Agreement shall be binding upon the Parties unless acknowledged in writing and accepted by the Party to be bound.

15.0  NOTICES


- ------------------------------------------------------------------------------
Aug. 7, 1995                                                            Page 6

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Agreement Between the Parties                                        SECTION 1

- ------------------------------------------------------------------------------

      Any notice contemplated by or made pursuant to this Agreement shall be in writing and shall be deemed delivered on the date of delivery if delivered personally or by facsimile, or five (5) days after mailing if placed in the U.S. mail, postage prepaid, registered or certified mail, return receipt requested, addressed to Buyer or Seller (as the case may be) at the address shown on the reverse side hereof, or such other address as shall be designated by at least ten (10) days prior written notice.

16.0  GOVERNING LAW

      This contract shall be governed by Delaware law as applied to contracts entered into by Delaware residents within the state of Delaware and to be performed within the state of Delaware without regard to applicable principles of conflict of laws.

17.0  REVENUE SHARING

      Once ART purchases link 300, P-Com agrees to partially finance additional equipment in the form of a subsidy in return for receiving a share of the revenue on the equipment shipped from link 301 forward, subject to the provisions of schedule L.

18.0  EXHIBITS

      The exhibits listed herein are made part of this agreement.

                        Schedule A     Pricing
                        Schedule B     Standard Configuration
                        Schedule C     Auxiliary Equipment Pricing
                        Schedule D     Delivery
                        Schedule E     Ship in Place Criteria
                        Schedule F     Radio Technical Information
                        Schedule G     NMS Programs
                        Schedule H     Standards
                        Schedule J     Quality
                        Schedule K     Training
                        Schedule L     Revenue Sharing


- ------------------------------------------------------------------------------
Aug. 7, 1995                                                            Page 7

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Agreement Between the Parties                                        SECTION 1

- ------------------------------------------------------------------------------

                               SIGNATORY PAGE

IN WITNESS WHEREOF, the parties hereto have executed this legally binding Agreement.

Per this Agreement, the initial order is for 900 links, non-cancelable, to be purchased and delivered per Schedule A and Schedule D. The initial order will take the form of a Master Purchase Order with a value of $13,260,000 to be provided to P-Com upon execution of this Agreement.


P-COM, INC.                              ADVANCED RADIO TECHNOLOGY CORPORATION



/s/ PIER ANTONIUCCI           8/11/95    /s/ STEVEN D. COMRIE           8/11/95
- -------------------------------------    --------------------------------------
Signature                     Date       Signature                      Date


PIER ANTONIUCCI                          STEVEN D. COMRIE
- -------------------------------------    --------------------------------------

EXECUTIVE V.P.                           PRESIDENT
- -------------------------------------    --------------------------------------

3175 S. Winchester Boulevard             1200 19th Street
Campbell, CA 95008                       Suite 560
                                         Washington, D.C. 20036


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Aug. 7, 1995                                                            Page 8

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Terms and Conditions                                                 SECTION 2

- ------------------------------------------------------------------------------




                                 SECTION 2



                           TERMS and CONDITIONS






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Aug. 7, 1995                                                            Page 1

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Terms and Conditions                                                 SECTION 2

- ------------------------------------------------------------------------------

1. ASSIGNMENT: This Agreement shall accrue to the benefit of and be binding upon the parties hereto, any purchaser and any successor entity into which any such person shall have been merged or consolidated or to which any such person shall have sold or transferred all or substantially all its assets. Buyer may assign its rights and/or obligations under this Agreement to one or more Buyer Affiliates, provided such Buyer Affiliates agree to be bound by all of the terms and conditions hereof. This Agreement shall not otherwise be assigned by either party without the prior written consent of the other party. The parties agree that any consent to a requested assignment shall not be unreasonably withheld. Should Buyer assign this Agreement to any entity or person, Seller may request commercially reasonable assurance of payment by the assignee, prior to any shipment thereto. Should Buyer assign this Agreement to any Buyer's Customer, Buyer agrees and understands that pricing contained herein shall not transfer. Buyer agrees not to assign this Agreement to any entity which is not credit worthy or to an established competitor of Seller (i.e. a supplier of radio equipment for use in the 23 GHz and higher spectrum). For purposes of this Agreement, purchase orders by Buyer's affiliates shall be deemed to be a purchase orders of Buyer for purposes of Schedule B, and Buyer affiliates shall be entitled to the rights of Buyer here under with respect to purchases made pursuant to such purchase orders.

2. MANUFACTURED SPECIFICATIONS: Seller shall manufacture equipment proposed herein to the agreed upon Specifications and shall notify Buyer in the event any future changes in component parts or design have a material impact on the agreed upon Specifications. Seller agrees to provide one hundred and twenty
(120) days advance notice to Buyer of any such changes. Seller agrees to make any reasonable changes and modifications in the equipment if requested by Buyer at a price to be mutually agreed upon at that time.

3. CONFORMITY WITH LAW: Seller is a commercial manufacturer/supplier and complies with all applicable Federal and State laws.

4. NEW FEATURES AND/OR EQUIPMENT: Seller agrees to make new Equipment, features, functions, and capabilities available to the Buyer at then reasonable prices and on reasonable terms to be mutually agreed upon. Seller agrees that future equipment will be compatible with equipment purchased hereunder on a like-for-like basis. Hot-standby equipment will not be covered under this provision.


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AUG. 7, 1995                                                            Page 2

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Terms and Conditions                                                 SECTION 2

- ------------------------------------------------------------------------------

5. BANKRUPTCY: In the event of Seller's bankruptcy or otherwise ceasing to do business, Seller agrees to permit Buyer to have Seller's subcontractors manufacture the Equipment provided by this Agreement. Seller agrees to make best efforts to ensure that Buyer obtains Seller's pricing from subcontractors and has access to and the right to use Seller's source codes software, engineering designs and specifications as well as technical information for use by Buyer only in connection with the manufacture, testing and use of the Equipment. Seller and Buyer will reach mutual agreement with respect to escrow arrangements to insure Buyer's access to source codes and software in such event.

6. INDEMNIFICATION: Seller will indemnify Buyer and hold Buyer harmless from and against any liability, damage, loss, expense, claim or judgment arising from injury to any person or damage to any property however caused, whether by Seller's sole or concurrent negligence or otherwise, arising from the sale, resale, repair, replacement or use of any products shipped pursuant to any order resulting from this Agreement up to a maximum of three million dollars ($3 M) per occurrence. Seller further agrees to indemnify and hold Buyer harmless from any and all expenses, losses, royalties, and damages including court costs and attorney's fees resulting from the bringing of such suit or proceedings including settlement or decree of judgment entered therein, unless it arises from an action by Buyer.

Seller will indemnify and hold Buyer harmless from and against any liability, damage, loss, expense, including reasonable attorney fees, claim or judgment arising from or brought against Buyer or its agents or vendors for alleged patent, trademark or copyright infringement, as well as for alleged unfair competition resulting from similarity in design or appearance of Equipment provided per this Agreement up to a maximum of three million dollars ($3M) per occurrence. The Seller may be represented by and actively participate through its own counsel in any such suit or proceedings.

7. EQUIPMENT AND FACTORY INSPECTION: Seller agrees to permit Buyer, and Buyer's Affiliates, Major Customers, Financing/Leasing Sources, the opportunity to inspect the Equipment as it is built and the Seller's premises and the premises of the Seller's contractors, to ensure that adequate quality control is provided by the Seller. Buyer must provide Seller with no less than ten (10) business days advance notice of all visits. Seller will coordinate all visits with Seller's contractors. All visits will be made during regular business hours. At Buyer's request Buyer shall be entitled to inspect equipment prior to shipment;


- ------------------------------------------------------------------------------
AUG. 7, 1995                                                            Page 3

[LOGO]                                               AGREEMENT BETWEEN PARTIES
                                                  A.R.T. LIMITED & P-COM, INC.

                                                                 The Agreement
Terms and Conditions                                                 SECTION 2

- ------------------------------------------------------------------------------

provided, however, that Buyer's inspection shall be made within a reasonable period to enable Seller to satisfy scheduled shipment date.

8. LIABILITY INSURANCE: Seller agrees to maintain adequate product liability, employee related and business insurance with reputable insurance companies. Seller shall agree to list Buyer as an additional insured under Seller's liability insurance policies during the term hereof and for two years thereafter.

9. PRODUCT CERTIFICATION: Seller agrees to obtain and maintain the applicable and necessary safety and FCC certifications for usage of the Equipment to be provided per this Agreement.

10. EQUIPMENT NAME: Buyer must receive prior approval from Seller before attaching, affixing, or placing any Buyer name or insignia onto Seller's Equipment. Such approval shall not be unreasonably withheld. In no event will Seller's name (P-Com, Inc.) and or logo be removed from the Equipment.

11. PARTS AND REPLACEMENT: Seller agrees to maintain a satisfactory parts and replacement inventory for five (5) years after shipment of Equipment. Seller agrees to provide repair and return services and have in place a procedure for such services.

12. CONTRACT TERMS: Seller is a commercial supplier and recognizes standard commercial contract terms and conditions. Seller will reasonably cooperate with and assist Buyer in connection with satisfying contract terms of Buyer's customers.

13. GRATUITIES: Seller and Buyer shall agree that no gratuities or similar payments have been made or received in connection with this Agreement.

14. WORK STOPPAGE: Seller agrees to notify Buyer of any potential work stoppages or any other event which could impact product flow to Buyer.


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AUG. 7, 1995                                                            Page 4

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                   A.R.T. LIMITED & P-COM, INC.

                                                                  The Agreement
Terms and Conditions                                                  SECTION 2
- -------------------------------------------------------------------------------

15. SHIPPING, TITLE, TAXES: Shipping terms are F.O.B. Factory, title and risk to pass only upon shipment to Buyer. Seller to invoice Buyer upon shipment of Equipment. Buyer shall pay all freight charges, applicable state and federal sales and excise taxes. Buyer shall designate the manner of shipping. Seller shall arrange and coordinate shipments. The Buyer agrees to provide a California resale certificate or appropriate document if it is determined taxes are not applicable.

16. SUBCONTRACT MANUFACTURING: Seller may freely select its subcontractors subject only to the subcontractor meeting the requirements of the Seller. Seller shall notify Buyer of a significant change of subcontractor.

17. TECHNICAL SUPPORT: Seller agrees to provide telephone technical assistance to Buyer 24 hours a day at no charge for the first one hundred
(100) hours should Buyer purchase a minimum of nine hundred (900) links during the first 18 months of the Agreement. Subsequent technical assistance will be provided at a rate of seventy dollars ($70) per hour with a one (1) hour minimum. Seller's personnel agree to follow Buyer's and Buyer's customer's plant rules given that Seller has been advised in advance of the rules.

18. ENGLISH LANGUAGE: Seller agrees to provide all shipping and technical materials in connection with this Agreement in English.

19. PACKAGING: Seller agrees to cooperate with Buyer to ensure that the Equipment is packaged appropriately for handling by one individual and in a method that avoids breakage. Seller reserves the right to charge Buyer for additional labor and/or materials required beyond Seller's standard procedures.

20. MATERIAL OWNERSHIP: Seller shall own all specifications, drawings and technical material prepared by it. Buyer shall own all specifications, drawings and technical material prepared by it.

21. LIENS: Seller shall provide and ship all Equipment free of all liens and encumbrances of any nature.

22. INVOICES: Seller shall prepare separate invoices for each shipment of Equipment. Invoices shall be issued to Buyer promptly upon shipment.


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AUG 7, 1995                                                              Page 5

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                   A.R.T. LIMITED & P-COM, INC.

                                                                  The Agreement
Terms and Conditions                                                  SECTION 2
- -------------------------------------------------------------------------------

23. DISCLOSURES: Any disclosures concerning this Agreement shall require the mutual consent of the Seller and Buyer, except as may be required to comply with securities laws and in connection with relevant government agency communications. Notwithstanding the foregoing, either party shall be entitled to disclose this agreement and the terms hereof to its financing sources.

24. NETWORK MANAGEMENT SYSTEM: Seller is developing (and will continue to develop) a Network Management System based on the Hewlett Packard Open View Architecture for use as an operating system for the Equipment ("Seller's NMS") which it anticipates will be completed on or before December 31, 1995. Seller's NMS shall perform to the specification referred to on Schedule I. Seller agrees to license Seller's NMS to Buyer at commercially reasonable rates reflecting the cost of its development, such rates to be mutually agreed upon between the parties. Seller agrees to work cooperatively with the Buyer in interfacing the Seller's NMS with the Network Management System utilized or developed by Buyer for use in operating the Equipment provided, however, that Seller shall be entitled to charge Buyer for such service at the rate of seventy ($70) dollars for each hour of time spent by Seller's technical staff in connection therewith.

- -------------------------------------------------------------------------------
AUG 7, 1995                                                              Page 6

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                   A.R.T. LIMITED & P-COM, INC.
REF: US-PCN-296
                                                                         REV. 4
                                                                       EXHIBITS
Pricing                                                              SCHEDULE A
- -------------------------------------------------------------------------------




                                   SCHEDULE A


                                 RADIO PRICING



- -------------------------------------------------------------------------------
AUG 7, 1995                                                              Page 1

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                   A.R.T. LIMITED & P-COM, INC.
REF: US-PCN-296
                                                                         REV. 4
                                                                       EXHIBITS
Pricing                                                              SCHEDULE A
- -------------------------------------------------------------------------------


                           389 GHZ RADIO EQUIPMENT


The proposed non-protected radio equipment is the Tel-Link 38. The link pricing listed below consists of two ODU's and two IDU's which allow for 4T1 radio capacity including two 1' antenna's. Link Manager Port. and NMS service channel. Equipment operates at -48VDC. The Belden 9913 coaxial cable used to interconnect the ODU and IDU is not included.


                                    TABLE 1

CUMULATIVE QUANTITY LEVEL       LINK LIST PRICE      ART LINK PRICE      % DISC.
- -------------------------       ---------------      --------------      -------

                                   [CONFIDENTIAL]

Upon execution of this Agreement Buyer agrees to provide a master purchase order reflecting the initial 900 links being purchased. The first 50 links are to be shipped on or before September 31, 1995, at the initial link price of [CONFIDENTIAL]. The next 100 links are to be shipped on or before December 31, 1995, at the initial link price of [CONFIDENTIAL] Links 151-300 will ship on or before June 30, 1996, at the initial link price of [CONFIDENTIAL] Links 301-900 will be billed per Schedule A and shipped in accordance with Buyer shipping notices, but in no event later than December 31, 1996, and as indicated in Schedule D. The balance of the purchases are to take place pursuant to purchase orders of Buyer and shipping instructions issued by Buyer in accordance with the Agreement.

Buyer agrees to provide an [CONFIDENTIAL] of [CONFIDENTIAL] of [CONFIDENTIAL] Buyer will pay invoices in full upon receipt in accordance with the Agreement. [CONFIDENTIAL]


- -------------------------------------------------------------------------------
AUG 7, 1995                                                              Page 2

[LOGO]                                                 Agreement Between Parties
                                                    A.R.T. LIMITED & P-Com, Inc.

REF: US-PCN-296                                                            REV.4
                                                                        EXHIBITS
Pricing                                                               Schedule A
- --------------------------------------------------------------------------------


In addition, once ART purchases link [CONFIDENTIAL] to be settled as follows:

During the course of the purchase of links [CONFIDENTIAL]

These pricing levels are valid for all purchase orders released to P-Com through December 31, 1998. In the event ART does not take delivery of 900 links by December 31, 1996 and does not issue a master purchase order prior to December 31, 1996 for an additional 2,500 links with scheduled delivery during 1997 per Schedule D, P-Com has the right to terminate the Agreement and receive all outstanding moneys due within thirty (30) days thereafter. Further, in the event ART does not issue purchase orders, purchase and take delivery of a minimum of 2500 additional links in each of calendar years 1998 and 1999, then P-Com has the right to terminate the Agreement and receive all outstanding moneys due within thirty (3) days thereafter. In the event P-Com terminates the Agreement as indicated above, all scheduled delivery commitments, against outstanding purchase orders would be fulfilled by P-Com and accepted by ART.

As noted above, ART will accept shipment of one hundred fifty (150) links for shipment prior to December 31, 1995, and submit payment in accordance with the terms of the Agreement.

Seller agrees to ship in accordance with the purchase orders and shipping instructions delivered by Buyer, provided no purchase order shall contain any provisions that contradict or supersede the provisions set forth in the Agreement between the Parties.

Pricing is quoted as "fixed" prices based on the quantity of radio equipment actually purchased by Buyer. Pricing is not inclusive of freight, nor any applicable taxes.






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Aug 7, 1995                                                               Page 3

[LOGO]                                                 Agreement Between Parties
                                                    A.R.T. LIMITED & P-Com, Inc.

REF:  US-PCN-296                                                           REV.1
                                                                        EXHIBITS
Pricing                                                               Appendix 1
- --------------------------------------------------------------------------------







                                      APPENDIX 1


                                       PRICING













- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

[LOGO]                                                 Agreement Between Parties
                                                    A.R.T. LIMITED & P-Com, Inc.

REF:  US-PCN-296                                                           REV.1
                                                                        EXHIBITS
Pricing                                                               Appendix 1
- --------------------------------------------------------------------------------



                                38 GHz Radio Equipment

The proposed non-protected radio equipment is the Tel-Link 38. The link pricing listed below consists of two ODU's and two IDU's which allow BT1 and DS3 radio capacity, as applicable, also includes two 1' antenna's. Link Manager Port, and NMS service channel. Equipment operates at -48VDC. The Belden 9913 coaxial cable used to interconnect the ODU and IDU is not included.


                                       Table 2
- --------------------------------------------------------------------------------
                                  BT1 Non-Protected
- --------------------------------------------------------------------------------
Cumulative                  Link                ART
Quantity Level           List Price          List Price          % Disc.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   [CONFIDENTIAL]

                                       Table 3
- --------------------------------------------------------------------------------
                                  1DS3 Non-Protected
- --------------------------------------------------------------------------------
Cumulative                 Link                ART
Quantity Level           List Price          List Price          % Disc.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   [CONFIDENTIAL]

- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

[LOGO]                                                 Agreement Between Parties
                                                    A.R.T. LIMITED & P-Com, Inc.

REF:  US-PCN-296                                                           REV.1
                                                                        EXHIBITS
Pricing                                                               Appendix 1
- --------------------------------------------------------------------------------


Once the Buyer issues the Seller a purchase order in accordance with the agreement inclusive of 8DS1 and/or DS3 radio links, [CONFIDENTIAL]. All 4DS1 radio links will carry the [CONFIDENTIAL]; all 8DS1 radio links will carry the [CONFIDENTIAL] and all 1DS3 radio links will carry the [CONFIDENTIAL].

                                   [CONFIDENTIAL]

                                       Table 4
- --------------------------------------------------------------------------------
                         Links purchased / Debit calculation
- --------------------------------------------------------------------------------
   Link Version              Basic               Factor             Actual
                        Credit / Debit                          Credit / Debit
    4DS1
    8DS1                           [CONFIDENTIAL]
    1DS3








- --------------------------------------------------------------------------------
Aug 7                                                                     Page 3

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                       EXHIBITS
Equipment Configuration                                              SCHEDULE B
- -------------------------------------------------------------------------------


                                  SCHEDULE B

                            STANDARD CONFIGURATION


- -------------------------------------------------------------------------------
Aug 7, 1995                                                              Page 1

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                       EXHIBITS
Equipment Configuration                                              SCHEDULE B
- -------------------------------------------------------------------------------


The Tel-Link Series Radio terminal (38 GHz), as described in the P-Com Applications Handbook and as proposed to ART, is equipped with the following capabilities:

                                     4DS1 TERMINAL
                   -  38 GHz ODU equipped for 4T1's
                   -  Basic IDU equipped with 4T1's (without Keypad)
                   -  2 FSK Modulation
                   -  -48v Power Input
                   -  Link Manager Port
                   -  DB25 100 Ohm Connector for T1 Connectivity
                   -  Alarm Relays
                   -  NMS Service Channel
                   -  Front Only Connectors (No connectors on the back)
                   -  30cm antenna


                                     8 DS1 TERMINAL
                   -  38 GHz ODU equipped for 8T1's
                   -  Basic IDU equipped with 8T1's (without Keypad)
                   -  4 FSK Modulation
                   -  -48v Power Input
                   -  Link Manager Port
                   -  DB25 100 Ohm Connector for T1 Connectivity
                   -  Alarm Relays
                   -  NMS Service Channel
                   -  Front Only Connectors (No connectors on the back)
                   -  30cm antenna


                                     1 DS3 TERMINAL
                   -  38 GHz ODU equipped for (1) DS3
                   -  Basic IDU equipped with (1) DS3 (without Keypad)
                   -  4 FSK Modulation
                   -  -48v Power Input
                   -  Link Manager Port
                   -  75 Ohm BNC Connector for DS3 Connectivity
                   -  Alarm Relays
                   -  NMS Service Channel
                   -  Front Only Connectors (No connectors on the back)
                   -  30cm antenna


The optional equipment available with the Tel-Link Series Radio equipment is detailed in Schedule C.


- -------------------------------------------------------------------------------
Aug 7, 1995                                                              Page 2

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296                                                           Rev. 1
                                                                       EXHIBITS
Equipment Options                                                    SCHEDULE C
- -------------------------------------------------------------------------------


                                  SCHEDULE C

                          AUXILIARY EQUIPMENT PRICING


- -------------------------------------------------------------------------------
Aug 7, 1995                                                              Page 1

[LOGO]                                                AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296                                                           Rev. 1
                                                                       EXHIBITS
Equipment Options                                                    SCHEDULE C
- -------------------------------------------------------------------------------


The pricing offered for the standard configuration is based upon a streamlined platform that does not accommodate all options. Group 1, lists the options that will require the use of the Enhanced IDU which is also listed in Group 1. Group 2 items can be used directly with the standard radio package. Group 3 lists specialty items that can be provided but that will require special clarification.

EQUIPMENT                                    LIST PRICE      ART PRICE % DISC.*
- ---------------------------------------      ----------      --------- --------

GROUP 1
Enhanced IDU (additional price)

Data Service Channel (per radio)

FEC (per radio)

Point to Point Orderwire (per radio)

Protection Kit:
MHSB Protection Kit #1 (per terminal)                    [CONFIDENTIAL]
     Two Antenna Application
MHSB Protection Kit #2 (per terminal)
     Single Antenna Application

GROUP 2
2' Antenna (per radio)

Remote Mounting Kit (per radio)

Link Manager Software:

GROUP 3
Network Management Software:                   To be determined, based upon
                                               ART's requirements


- -------------------------------------------------------------------------------
Aug 7, 1995                                                              Page 2

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296                                                            REV.2
                                                                        EXHIBITS
Delivery Schedule                                                     SCHEDULE D
- --------------------------------------------------------------------------------







                                      SCHEDULE D


                                  EQUIPMENT DELIVERY













- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296                                                            REV.2
                                                                        EXHIBITS
Delivery Schedule                                                     SCHEDULE D
- --------------------------------------------------------------------------------




Following is the shipment schedule for P-Com Tel-Link 38 radio equipment to ART, subject to the provisions of Article 7 of Section 1.


    SHIPMENT DATE                           QUANTITY OF RADIO LINKS

    On or Before September 31, 1995          50, plus
    On or Before December 31, 1995          100

    SHIPMENT DATES CALENDAR YEAR 1996       QUANTITY OF RADIO LINKS

    January                                 25
    February                                25
    March                                   25
    April                                   25
    May                                     25
    June                                    25
    July                                    50
    August                                  75
    September                               100
    October                                 100
    November                                125
    December                                150

ANNUALIZED FOR 1995/1996                    900

CALENDAR YEAR 1997

    January                                 250
    February                                250
    March                                   250
    April                                   250
    May                                     250
    June                                    250

    July, 1997                              360 per month
    through December 1998




- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
Ship in Place Criteria                                                SCHEDULE E
- --------------------------------------------------------------------------------








                                      SCHEDULE E


                                SHIP IN PLACE CRITERIA











- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
Ship in Place Criteria                                                SCHEDULE E
- --------------------------------------------------------------------------------



For cases where Seller has received purchase orders with agreed scheduled delivery dates from Buyer but has not received "SHIP TO" instructions, Seller will "ship-in-place" as of the last day of the month for which shipment was scheduled.

In such cases, the following criteria shall apply:

         1. The Buyer will be invoiced against the purchase order and Buyer shall pay in accordance with the invoice.

         2. The Seller will transfer the equipment to a bonded storage facility, and title to the goods shall pass to the Buyer.

         3. A ship-in-place fully satisfies the contract commitment for delivery.

         4. Buyer will be invoiced at the Sellers cost, which shall not exceed commercially reasonable storage fees and insurance costs, and said amount will be added to the freight bill.

Upon receipt of ship to instructions, Seller agrees, as agent for the Buyer, to arrange shipment thereof in accordance with the provisions of Article 15 of Terms and Conditions (Section 2).








- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

                                                       Agreement Between Parties
[P-COM LOGO]                                        A.R.T. LIMITED & P-Com, Inc

REF: US-PCN-296
                                                                        EXHIBITS
Technical Specification                                               SCHEDULE F
- --------------------------------------------------------------------------------






                                   SCHEDULE F


                           RADIO TECHNICAL INFORMATION


Set forth herein are the typical performance specifications of the Tel-Link 38, referred to in Article 11 of the Agreement prepared with respect to the Agreement.









- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

1.0  TECHNICAL INFORMATION

     1.1  INTERFACES

          P-Com is continuously evolving new products and features. Please note the following:

          AVAILABLE INTERFACES ARE:
               1E1, 2E1 and 4E1
               1DS1 and 4DS1
               3x64 kb/s

          FUTURE INTERFACES MAY INCLUDE:
               8DS1 and 16DS1
               34 Mb/s & 45 Mb/s
               10Mb E-Net

     1.2  RADIO SPECIFICATIONS

          In addition to the radio specifications listed below, refer to the product data sheets in the appendix. The following specifications relate to the Tel-Link Series 38GHz radio.

          A)   Frequency Response:

               38.6 GHz to 40.0 GHz

          B)   Output power and adjustments:

               Typical:       +17 dBm

               Output power is software controlled and is adjusted locally from the radio control panel on the IDU. Adjustments can also be made remotely by computer. Transmitter power can be software controlled over a range of 25 dB down from maximum output power.

          C)   Modulation Technique:

               P-Com employs 2-FSK modulation.


- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

          D)   Interface Line Code:

               AMI or B8ZS, field selectable.

          E)   Radiation pattern and dispersion:

               Seller to provide as requested.

          F)   BER back to back:

               10(-11) or better.

          G)   BER at -30 dBm RCL, -50 dBm RCL, -60 dBm RCL:
               will be 10(-11) or better.

               BER applies to all RCLs listed above.

          H)   Receiver type and sensitivity:

               Type:          Dual conversion.
               Sensitivity:

               BER 10(-6)               -78 dBm

               BER 10(-3)               -81 dBm

          I)   Transmitter type

               Type:                    2-FSK modulated IDU and Upconverted
                                        ODU.
               Typical Stability:       PLUS OR MINUS 0.0005%

          J)   Noise characteristics:

               Receiver:      13 dB

          K)   Tuning range and steps:

               Range:         350 MHz
               Steps:           5 MHz


- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 3

          L)   Channel bandwidth and spacing:

               Bandwidth:     1DS1, 5 MHz, 4DS1, 15 MHz
               Spacing:       700 MHz

          M)   DS1, CEPT1 and 2 masks:

               Fully compliant with CCITT G.703.

          N)   Antenna Characteristics:

               Antennas are FCC Category A rated.

          O)   Co-channel and multi path rejection:

               Co-channel is 21 dB for one decade BER degradation referenced to

               1x10(-6)   BER.  This applies to all data rates.

               Due to the narrow beamwidth and short path application of 38GHz, multipath perturbations are not a concern.

     1.3  ANTENNA CHARACTERISTICS

          A)   Wind resistance and survivability:

               Windloading for both the 1-foot and 2-foot antennas is:
                    Operational:   112 mph
                    Survival:      157 mph

          B)   Echo return loss:

               Return loss if 10 dB.

          C)   Range using 1ft and 2ft antennae:

               The propagation range of 38 GHz frequencies is controlled by the instantaneous rain rate. Typically, path lengths are 5 to 7 kilometers or less.

          D)   Insertion loss (nominal):


- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 4

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
Technical Specification                                               Schedule F
- --------------------------------------------------------------------------------

                   P-Com's patented antenna flange design eliminates losses in the connection between the ODU and the antenna. A direct coupling is made between the ODU and the antenna eliminating the need for waveguide, connectors or flex-twist.

              E)   Vertical and horizontal polarizations (field):

                   P-Com mounts are designed to allow for both vertical and horizontal polarity orientation. In addition, the ODU and antenna can be oriented for either right-hand or left-hand mounting. All orientations are selected in the field.

              F)   Mounts (i.e. customization available):

                   The P-Com mount will accommodate 1.75" to 4.5" O.D. pipe mounts, left- and right-hand orientation, and vertical or horizontal polarization. The ODU can also be mounted remotely from the antenna using the optional P-Com Remote Installation Kit.

                   If ART has additional mounting requirements, P-Com will gladly discuss any customized requirements and work with ART to meet those requirements.

              G)   Gain Rx + Tx:

                   The antenna gain is:

                        12": 37.5 dBi
                        24": 44.0 dBi


         1.4. PERFORMANCE CHARACTERISTICS:

              MTBF - Engineering objective:

              An MTBF of 10 years or greater is expected through prediction calculations. The predictions are based on accurate types and quantities of parts, failure rates for actual stress levels, circuit redundancies, cycling effects and environment.


- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 5

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
Technical Specification                                               Schedule F
- --------------------------------------------------------------------------------

              In addition to MTBF, MTTR is also a critical consideration. P-Com's MTTR, once a technician has arrived at site, is typically 20 minutes or less.

         1.5  MECHANICAL:

              A)   Dimensions of both antenna and indoor unit:

                   Outdoor Unit(ODU):       10" dia., 8" depth
                   Antenna, 1 foot:         12' dia., 4" depth
                   Indoor Unit (IDU):       3.5" x 19" x 10.5"

              B)   Weight of both units:

                   Outdoor Unit(ODU):       10 lbs.
                   Indoor Unit(IDU):         8 lbs.

              C)   Type cable, fire retardant, Teflon available:

                   Type: RG8, Beldon 9913 recommended.
                   Only one cable is required.
                   Various cable coatings are available to
                   accommodate installation requirements to meet building codes. The cable is not provided with the radio equipment.

              D)   RF connection at antenna:

                   N-type female connector on the ODU. Requires N-type male connector for cable.

              E)   Shipping weight and container size:

                   IDU:                17.5 lb; 10.5" x 18" x 24.5"
                   ODU:                19.0 lb; 16.5" x 15.5" x 16.5"
                   Antenna (12")       17.5 lb; 28.0" x 18.0" x 12.0"
                   Antenna (24")       40.0 lb; 29.0" x 29.0" x 16.0"

              F)   Connection at customer interface:

                   DS1:      DB25, 100 ohm balanced

                   E1:       BNC, 75 ohm unbalanced; or,

- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 6

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
Technical Specification                                               Schedule F
- --------------------------------------------------------------------------------

                                DB25, 120 ohm balanced

              G) Maximum distance between antenna unit and interface module. System is self equalizing.

                   Maximum distance: 1000 feet

              H)   Equalization at digital interface.  Self equalization.

                   The radio is equipped with an LBO that is software controlled and field adjustable via a laptop computer equipped with P-Com Link Manager software.


         1.6  ENVIRONMENTALIST:

              A)   Heat dissipation:

                   ODU:      Typical 23 Watts (78.64 Btu/hr)
                             Maximum 30 Watts (102.56 Btu/hr)

                   IDU & ODU System:
                             4DS1:     Typical 40 Watts (136.77 Btu/hr)


                   The low power consumption of the radio equipment equates to a low heat dissipation.

              B) Maximum and minimum ambient temperatures for antenna unit and digital unit.

                   Outdoor Unit:       -30 DEG.C to +60 DEG.C
                   Indoor Unit:        -10 DEG.C to +55 DEG.C

              C)   Maximum and minimum relative humidity for both units.

                   Outdoor Unit:       Up to 100% (all weather operation)
                   Indoor Unit:        95% at +55 Deg.C

              D)   EMR rating:

                   P-Com's radio equipment has been designed and tested to the highest and most stringent of international EMC/EMI


- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 7

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
Technical Specification                                               Schedule F
- --------------------------------------------------------------------------------


                   standards. Both the IDU and ODU are sealed enclosures providing maximum EMC screening protection. The use of double-screened coaxial cable between the "N" type connector terminations ensures maximum EMC performance.

                   There are no oscillators in the IDU or ODU operating in the
                   1.8 GHz frequency range and there are no receive IF frequencies operating in the 1.8 GHz frequency range. Therefore, the equipment will perform to full specification and will not have any adverse affect on co-located 1.8 GHz PCN equipment.

              The following tests were conducted and passed:

              Conducted emissions:     150kHz  - 30 MHz, average peak.
              Radiated emissions:      30 MHz - 1 GHz, 3m and 10m ranges.

              Test Categories and standards included:

              CATEGORY                      STANDARD
              --------                      --------
              Emissions (conducted)         CISPR-22
              Emissions (radiated)          EN55022 DIN VDE 0876
              Immunity (conducted)          IEC 801-4
              Immunity (radiated)           IEC 801-3

              E)   Engineered effect of ESD practical experience.

                   The equipment has been designed to the highest and most stringent of international ESD standards, IED 801-2 (equivalent to EN 55101-2).

                   The P-Com equipment consists of sealed and shielded units that protect it from ESD. There is no requirement for opening these units for maintenance or repair.

                   P-Com's radio equipment is installed in Cellular, PCN and Telco environments. No problems have been reported.



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 8

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Technical Specification                                               SCHEDULE F
- --------------------------------------------------------------------------------


      1.7  POWER:

           A)   Range of voltage input:

                -48VDC    Range -38.4 to -62.4VDC

           B)   Power consumption:

                Typical (Non-protected)  4DS1:40W

           C)   Ripple tolerance:

                50mV p-p

           D)   Surge tolerance and protection:

                Compliant with ETSI pr ETS 300.132



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 9

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Network Management                                                    SCHEDULE G
- --------------------------------------------------------------------------------



                                      SCHEDULE G


                                  NETWORK MANAGEMENT



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Network Management                                                    SCHEDULE G
- --------------------------------------------------------------------------------


                      P-COM'S NETWORK MANAGEMENT SYSTEM SUPPORT


GENERAL

P-Com's Network Management System (NMS) provides the customer with a modem efficient and open way to monitor and control P-Com's radio systems.

The radios on the network (or clusters of radios) are daisy-chained or otherwise interconnected in order to create one network. Connections between radios can be accomplished directly or through secondary data lines. P-Com's approach to Network Management provides a very open approach to creating different topologies to support any possible scenario. The following description will include the standard NMS support inside the radio, the Link Manager, and the Extended Link Manager. P-Com's Network Mediator, P-Com's Network card, Network Supervisor, and a complete Network Management System are projects currently planned but may or may not be under current development.

RADIO SUPPORT

The network is developed based on the advanced monitor and control features that are part of the radio. Some of these features are:

      -  IDU and ODU alarms internally monitored and serialized

      -  Four way bridge for star and daisy chain configuration.

      - Physically connected with RS-232/422 asynchronous up to 9600 baud protocols.

      - Object oriented P-Com protocol that allows access to local and remote sites.

      -  Up to 8 external alarms can be monitored

      -  5 relay contacts that can be configured to close on any radio event.

      - Full radio configuration, diagnostics and link performance (G.821) supported through the network.

      -  Error detection protocol and error recovery.

      - Multiple radio architecture capable of monitoring up to 4095 terminals.

      -  Optional NMS card for special applications.



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Network Management                                                    SCHEDULE G
- --------------------------------------------------------------------------------


LINK MANAGER

The Link Manager is a PC program running under Microsoft Windows. The Link Manager controls a single link (local and remote). Link Manager is connected to the radio using the standard computer port either directly or through a modem. See Addendum A for additional details. The Link Manager provides the following functionality:

      - PC based application running Microsoft Windows using menus and action buttons.

      -  Fully controls the radio link (unprotected or protected).

      -  Link Set-up (frequency, power, bit rate, ID...)

      -  Link Alarm Display (current, history)

      -  Lines Status (alarms, enable...)

      -  Loop back Diagnostics Support

      -  Relay Configuration Set-up

      -  Inventory Display (serial numbers, versions)

EXTENDED LINK MANAGER

Extended Link Manager (ELM) is based on the same Link Manager technology, but connects to the radios via the NMS port. ELM allows the user to select which radio is addressed at any time. The connection can be accomplished either directly or via a modem.



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 3

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Network Management                                                    SCHEDULE G
- --------------------------------------------------------------------------------


                            OPTIONAL P-COM NMS PROGRAMS


NETWORK MEDIATOR

The Network Mediator is an external unit that can be installed next to a radio or a cluster of radios at a hub. The Network Mediator serves as a translator between P-Com's protocol and the controlled radios. The main characteristics of the mediator are:

      -  Physically self contained in a 1U shelf with its own power supply

      -  Able to communicate and monitor multiple daisy chained radios

      -  Able to communicate via Ethernet using SNMP to a higher NMS.

      -  Supports automatic polling of all the controlled radios.

      -  Able to store 24 hours of polled information.

      -  Able to send commands received on the Ethernet to the selected radio.

NETWORK CARD

The network card is an add on to the radio that allows the radio to communicate with the network management system directly over Ethernet using SNMP. The card is installed inside the radio and maintains the SNMP agent for the radio. This card can be used with other customized protocols.

NETWORK SUPERVISION SYSTEM

The network Supervision System is based on HP OpenView software running on a PC with Windows. This system can monitor multiple P-Com radios daisy chained using the NMS radio provisions. The radios could be at one site, or separated as long, as the NMS service channel is extended. The main characteristics of the Network Supervision System are:

      -  PC-Based running Microsoft Windows.

      -  Multi-Level network map with zooming.

      -  Network graphical alarm summary, allows status check based on colors.

      - Network logging of events and display filters allowing examination of alarm history.



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 4

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Network Management                                                    SCHEDULE G
- --------------------------------------------------------------------------------


                            OPTIONAL P-COM NMS PROGRAMS


NETWORK MANAGEMENT SYSTEM

The Network Management System is based on HP OpenView. It is the same as the Supervision System but also includes full control of the radio using an embedded Link Manager element that can be launched on the NMS platform.

If the radios are connected using the Network Mediator, the radios can be polled and managed by any standard SNMP Network Management System (such as HP OpenView).

NETWORK MANAGEMENT SUMMARY

As you can see, P-Com has several network management options, and we are prepared to work with ART to determine what option(s) will meet ART's requirements. P-Com can also modify its protocol to operate with existing network management systems.

P-Com's approach is to be flexible and accommodating to insure that the end-users receive the network management features and interface capabilities desired to operate and maintain their networks.

It is recommended that P-Com and ART meet to discuss in detail ART's requirements and how P-Com can accommodate them.



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 5

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Technical Specification                                               SCHEDULE H
- --------------------------------------------------------------------------------



                                      SCHEDULE H


                         STANDARDS & PRODUCT TYPE ACCEPTANCE



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
REF:  US-PCN-296                                     A.R.T. LIMITED & P-Com, Inc

                                                                        EXHIBITS
Technical Specification                                               SCHEDULE H
- --------------------------------------------------------------------------------


             P-Com meets or exceeds the following standards. P-Com employs the leading industry standards in the design and manufacture of the Tel-Link Series radios. P-Com's equipment has also been tested and certified by regulatory agencies in the United Kingdom, Italy and Germany.

             Following is a partial list of the standards employed:

                  FCC Part 21, 94,15        IEC 801-3, 801-4
                  AT&T TA 34, Pub 43802     CCIR Rec. 749
                  DTI MPT 1414              CCITT G.703, 823, 824, 842
                  ETSI pr ETS 300 197       BS 3192
                  BAPT 211 ZV 12/38GHz      CISPR-22
                  IEC 950, 65, 215          EN 55022 DIN VDE 0876

             P-Com is approved by certification testing labs in the U.K. (DTI) and in Germany (BZT), as well as being homologated or approved for service in the following countries:

                  APPROVED                  PENDING
                  --------                  -------
                  United States (FCC)       Hungary
                  Mexico                    France
                  Germany                   Belgium
                  United Kingdom            Spain
                  Australia                 Portugal
                  Czechoslovakia
                  Greece
                  Italy
                  Slovakia

             And in adhering to the worldwide demand for quality design and manufacturing processes, P-Com is ISO-9001 certified.

             After an extensive technical evaluation and quality audit, P-Com has finalized approval as an OEM supplier to:

                           AT&T,

                           Siemens, and

                           Harris Corporation, Farinon Division



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

[logo]                                               AGREEMENT BETWEEN PARTIES
                                                     A.R.T. LIMITED & P-COM, INC

REF: US-PCN-296
                                                                        EXHIBITS
QUALITY AND PRODUCT APPROVAL                                          SCHEDULE J
________________________________________________________________________________









                               SCHEDULE J


                                QUALITY










________________________________________________________________________________
Aug 7, 1995                                                               Page 1

                                  [logo]
                            QUALITY ASSURANCE
                                 MANUAL







      [PICTURE]                                                     [PICTURE]
RESEARCH AND DEVELOPMENT                                        CUSTOMER SERVICE




                                       QUALITY
                                       SYSTEM




     [PICTURE]                                                     [PICTURE]
MANUFACTURING & TEST                                           SALES & MARKETING

[logo] QUALITY ASSURANCE MANUAL                                   No: 03.70.001
                                                                  Rev:  E
                                                                  Date: 3-94
                                                                  Page: 1 of 18
________________________________________________________________________________




                      QUALITY ASSURANCE MANUAL


                        COPY CONTROL NO._____

                        / / UNCONTROLLED COPY

This QUALITY ASSURANCE MANUAL addresses the requirements of ISO 9001-1987 (BS 5750: Part 1. EN29001-1987) and is the property of P-Com. Inc., and must be returned upon request.

This manual describes in outline form the organization and the quality related systems within the Company, and is intended to assist the recipient in understanding how the Company's Quality System works.

The Quality System outlined is enforced by seperate QUALITY ASSURANCE PROCEDURES that are considered confidential and may not be distributed outside the Company.

This manual in whole or part may not be copied without the written permission of the President of the Company.





                                                    P-Com, Inc.
                                                    3175 S. Winchester Boulevard
                                                    Campbell, CA  95008
                                                    U.S.A.
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[logo] QUALITY ASSURANCE MANUAL                                   No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 2 of 18
________________________________________________________________________________


                             TABLE OF CONTENTS


ISO 9001 CROSS REFERENCE TABLE................................................3

ISO 9001 CROSS REFERENCE......................................................3

1.0 QUALITY POLICY STATEMENT..................................................4

2.0 APPLICABLE DOCUMENTS......................................................5

3.0 GLOSSARY..................................................................5

4.0 CORPORATE PROFILE.........................................................6

5.0 ORGANIZATION..............................................................7

6.0 MANAGEMENT RESPONSIBILITY.................................................8

7.0 QUALITY SYSTEM............................................................10

8.0 PROCEDURE SUMMARY.........................................................11

LOCATION MAP..................................................................17

RECORD OF REVISIONS...........................................................18
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                               ISO 9001 CROSS REFERENCE
- --------------------------------------------------------------------------------
 ISO 9001                                          QAM
  PARA                     REQUIREMENTS            PARA      PAGE     QAP #
- --------------------------------------------------------------------------------
 4.1.1     Quality Policy                         1.0        4
- --------------------------------------------------------------------------------
 4.1.2.1   Responsibility and Authority           5.0        7
- --------------------------------------------------------------------------------
 4.1.2.3   Management Representative              6.0        8
- --------------------------------------------------------------------------------
 4.1.3     Management Review                      8.1       11      03.70.002
- --------------------------------------------------------------------------------
 4.2       Quality System                         7.0       10
- --------------------------------------------------------------------------------
 4.3       Contract Review                        8.2       11      03.70.003
- --------------------------------------------------------------------------------
 4.4.1     Design Control                         8.3       11      03.70.004
- --------------------------------------------------------------------------------
 4.4.5     Design Verification                   8.3.5      12      03.70.004
- --------------------------------------------------------------------------------
 4.4.6     Design Changes                        8.3.6      12      03.70.004
- --------------------------------------------------------------------------------
 4.5       Document Control                       8.4       12      03.70.005
- --------------------------------------------------------------------------------
 4.6       Purchasing                             8.5       13      03.70.006
- --------------------------------------------------------------------------------
 4.7       Purchaser Supplied Product             8.6       13      03.70.007
- --------------------------------------------------------------------------------
 4.8       Product Identification and
           Traceability                           8.7       13      03.70.008
- --------------------------------------------------------------------------------
 4.9       Process Control                        8.8       14      03.70.009
- --------------------------------------------------------------------------------
 4.10      Inspection and Testing                 8.9       14      03.70.010
- --------------------------------------------------------------------------------
 4.11      Inspection, Measuring and
           Test Equipment                        8.10       14      03.70.011
- --------------------------------------------------------------------------------
 4.12      Inspection and Test Status            8.11       15      03.70.012
- --------------------------------------------------------------------------------
 4.13      Control of Non-Conforming Material    8.12       15      03.70.013
- --------------------------------------------------------------------------------
 4.13.1    Non-conformance Review and
           Disposition                          8.12.1      15      03.70.013
- --------------------------------------------------------------------------------
 4.14      Corrective Action                     8.13       15      03.70.014
- --------------------------------------------------------------------------------
 4.15.1    Handling, Storage, Packaging and
           Delivery                              8.14       15      03.70.015
- --------------------------------------------------------------------------------
 4.16      Quality Records                       8.15        16     03.70.016
- --------------------------------------------------------------------------------
 4.17      Internal Quality Audits               8.16        16     03.70.017
- --------------------------------------------------------------------------------
 4.18      Training                              8.17       16      03.70.018
- --------------------------------------------------------------------------------
 4.19      Servicing                             8.18       16
- --------------------------------------------------------------------------------
 4.20      Statistical Techniques                8.19       16      03.70.019
- --------------------------------------------------------------------------------

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1.0 QUALITY POLICY STATEMENT

    It is the policy of P-Com, Inc., to provide the customer with products that conform to all aspects of generally accepted industrial standards and specified contract requirements.

    Quality is of vital importance to the Company and we totally commit to a Quality Assurance Management System that conforms to the requirements of ISO 9001:1987.

    All employees are responsible for quality, and are responsible for achieving the specified levels of quality at all stages of work that have an effect on the final quality of the product supplied.

    We undertake, by practical example and training, to ensure that each employee has a proper understanding of the quality function and it's direct relevance and significant contribution to our success.

1.1 MANAGEMENT CERTIFICATION

    I hereby certify that this QUALITY ASSURANCE MANUAL accurately describes the Quality Assurance Management System in use within P-Com. Inc., and encompasses the requirements of ISO 9001:1987.





President and CEO /s/ George P. Roberts          Date: 3/31/94
                 ---------------------------      ------------
                   George P. Roberts

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1.2 COMPANY CONTACTS

    All questions concerning P-Com's commitment to the contents of this QUALITY ASSURANCE MANUAL may be directed to either George Roberts, President and CEO, or Kenneth Bean, Quality Assurance Manager, by the following methods:

    Tel:      408-866-3666
    Fax:      408-866-3655
    Mail:     P-Com, Inc.
              3175 S. Winchester Boulevard
              Campbell, CA 95008
              U.S.A.


2.0 APPLICABLE DOCUMENTS

    ISO 9001: 1987 Quality Systems
    BS 5750 Part 1: 1987 Quality Systems
    EN 29001: 1987 Quality Systems
    ANSI/ASQC Q91 Quality Sytems
    QAP 03.70.002 Management Review - QAP 4.1
    QAP 03.70.003 Contract Review - QAP 4.3
    QAP 03.70.004 Design Control - QAP 4.4
    QAP 03.70.005 Document Control - QAP 4.5
    QAP 03.70.006 Purchasing - QAP 4.6
    QAP 03.70.007 Purchaser Supplied Product - QAP 4.7
    QAP 03.70.008 Product I.D. and Traceability - QAP 4.8
    QAP 03.70.009 Process Control - QAP 4.9
    QAP 03.70.010 Inspection and Testing - QAP 4.10
    QAP 03.70.011 Inspection, Measuring and Test Equipment - QAP 4.11 QAP 03.70.012 Inspection and Test Status - QAP 4.12
    QAP 03.70.013 Control of Non-conforming Product - QAP 4.13
    QAP 03.70.014 Corrective Action - QAP 4.14
    QAP 03.70.015 Handling, Storage, Packaging and Delivery - QAP 4.15 QAP 03.70.016 Quality Records - QAP 4.16
    QAP 03.70.017 Internal Quality Audits - QAP 4.17
    QAP 03.70.018 Training - QAP 4.18
    QAP 03.70.019 Statistical Techniques - QAP 4.20

3.0 GLOSSARY

    QUALITY: The totality of features and characteristics of the product that bear on its ability to satisfy stated or implied needs.

    QUALITY ASSURANCE MANAGEMENT SYSTEM: All the planned and systematic actions necessary to provide adequate confidence in the product to satisfy given requirements for quality.

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4.0 CORPORATE PROFILE

    P-Com Inc. was founded in August 1991, for the express purpose of developing, manufacturing and marketing millimeter wave radio products for the telecommunications industry. These prducts meet a critical need for high quality, cost effective, digital transmission in short distance applications. In general, the P-Com management team is dedicated to removing the gap that exists between the products that arre currently available and the needs of the market.

    P-Com millimeter wave radio products meet the crucial requirement of minimizing the customer's "cost of ownership". The design philosophy that governs all P-Com product development decisions is one that results in a product that is low in cost, high in reliability and simple to install and maintain. Given the competitive nature of the telecommunications service industry, these attributes play a key role in the successful and profitable operation of a customer's telecommunications network.

4.1 COMPANY MISSION

    To design, develop and manufacture high quality radio transmission products for the worldwide wireless telecommunications market.



                             [GRAPHIC OF WORLD MAP]


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                                                                  No: 03.70.001
                                                                  Rev: E
                                                                  Date: 3-94
                                                                  Page: 7 of 18

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

5.0  ORGANIZATION

     The Company organization and lines of authority are detailed in Figure 1.
                         -------------
                          BOARD OF
                          DIRECTORS
                         -------------
                              /
                              /
                         -------------      ----------------
                          PRESIDENT &
                            CEO       ------ ADMINISTRATIVE
                         -------------      ----------------
                              /
          ------------------------------------------------------------------------------------------------------------------
          /                   /                                                /                     /        /            /
      ---------           -----------                                      ----------           ---------  --------- ------------
      MARKETING           ENGINEERING                                       OPERATIONS            QUALITY    FINANCE      CTD
       & SALES               VP                                               VP                ASSURANCE     VP     EXECUTIVE VP
      SENIOR VP                                                                                  MANAGER
      ---------           -----------                                      ----------           ---------  --------- ------------
          /                   /                                                /                     /     /          /Business
          /                   /                                                /                     /     /Controller/Development
          /                   /                                                /                     /     /----------/-----------
          /                   /                                                /                     /     /          /Advance
          /                   /                                                /                     /     /Accounting/Development
          /                   /                                                /                     /     /----------/-----------
          /                   /                                                /                     /     /Human
          /                   /                                                /                     /     /Resources
          /                   /                                                /                     /     /----------
          /                   /                                                /                     /     /Facilities
          /                   /                                                /                     /     /----------
          /                   /                                                /                     /
          /                   /                                                /                     --------------------------
    ---------           -----------------------------------          ----------------------------------------------           /
    /       /           /           /          /          /          /           /          /           /         /           /
- --------- -------- ----------  ----------- ---------  ----------- ---------- ----------  ---------  --------  ------------- -------
MARKETING  SALES     ??????      SYSTEMS   MICROWAVE  MECHANICAL  PROGRAM    PRODUCTION  MATERIALS  CUSTOMER  MANUFACTURING QUALITY
 MANAGER  DIRECTOR PROCESSING  ENGINEERING DIRECTOR   ENGINEERING MANAGEMENT  MANAGER     MANAGER    SERVICE  ENGINEERING ENGINEER-
                   DIRECTOR                          SUPERVISOR   MANAGER                                                   ING
- --------- -------- ----------  ----------- ---------  ----------- ---------- ----------  ---------  --------  ----------    -------
/MARKETING /APPLICATION /         /        /          /MECHANICAL /NEW PRODUCT /         /PURCH-  /RETURN &/ TEST       /
/SUPPORT   /ENGINEERING /SOFTWARE /????    /????      /DESIGN     /INTRODUCTION/ASSEMBLY /ASING   /REPAIR  /ENGINEERING /INSPECTION
- ---------- /----------- /-------- /------- /--------- /----------  ----------- /-------- /------  /------- /----------- /----------
           /SALES       /HARDWARE /SYSTEM  /????      /PCB                     /TEST     /INVEN-  /SYSTEM  /PRODUCT
           /SUPPORT     /         /DESIGN  /          /DESIGN                  /         /TORY    /CONFIG- /ENGINEERING
           /            /         /        /          /                        /         /CONTROL /URATION /
           /----------  /-------- /------- /--------- /----------              /---------/------- /--------/-----------
                                  /????    /RADIO     /DRAFTING                /SYSTEM   /RECIEVING        /PRODUCT
                                  /DESIGN  /DESIGN    /                        /INTEGRA- /AND              /ENGINEERING
                                  /        /          /                        /TION     /SHIPPING         /
                                  /--------/--------- /----------              /-------- /--------         /-----------
                                                                                                           /COMOPONENT
                                                                                                           /ENGINEERING
                                                                                                           /-----------
                                                                                                           /DOCUMENT
                                                                                                           /CONTROL
                                                                                                           /
                                                                                                           /-----------
                                                                                                           /????
                                                                                                           /
                                                                                                           /------------
                                                            Figure 1

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                                                           DATE: 3-94
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6.0    MANAGEMENT RESPONSIBILITY

       The Company's organization is designed to provide effective direction, communication and management to meet the requirements defined in the Quality Policy Statement.

6.1    PRESIDENT AND CHIEF EXECUTIVE OFFICER (CEO)

       The President and CEO holds responsibility within the Company to formulate, in association with the key Executives, overall Company policy. He is responsible for the development and implementation of strategies for the control of all aspects of the business through designated Company personnel. The President shall be deputized Quality Assurance Manager in his absence.

6.2    EXECUTIVE VICE PRESIDENT AND CHIEF TECHNICAL OFFICER (CTO)

       Reporting to the President of the Company, the Executive Vice-President has overall responsibility for the introduction of advanced technologies into the product, business development and strategic business alliance activities.

6.3    QUALITY ASSURANCE MANAGER

       The Quality Assurance Manager is the management representative reporting to the President and is responsible for ensuring full implementation and maintenance of the ISO 9001 quality system and the internal auditing required to verify its effectiveness. In addition to these responsibilities, he has issuing and revision control of the Company's Quality Assurance Manual and related Quality Assurance Procedures (QAP's).

6.3.1  SENIOR QUALITY ENGINEER

       The Senior Quality Engineer reporting to the Quality Assurance Manager develops and initiates standards and methods for inspection, testing, and evaluation of materials and products. The Senior Quality Engineer also directs Inspectors engaged in product inspection and tabulating data concerning materials product, or process quality and reliability. In addition, duties include maintaining the procedures for disposition of non-conforming materials and product in conjunction with appropriate corrective action follow-up.

6.4    VICE PRESIDENT (V.P.), OPERATIONS

       Reporting to the President of the Company, the Operations V.P. is responsible for organizing and introducing the product manufacturing strategy and manufacturing control systems combined with providing services and facilities for the Company's operation.

6.4.1  PROGRAM MANGER

       Reporting to the Operations V.P. the Program Manager is responsible for providing technical support for other Company functions and creating a MASTER DESIGN SCHEDULE to satisfy the MARKET REQUIREMENTS SPECIFICATION and the business objectives as defined by senior management. The Program Manager also identifies critical issues and expediting improvements through staff meetings and design reviews with consideration to estimated parts and labor costs.

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6.4.2  PRODUCTION MANAGER

       Reporting to the Operations V.P. the Production Manager prepares operational schedules and coordinates manufacturing activities to ensure production and quality of products. Other responsibilities include planning production operations, establishing priorities and sequences for manufacturing products.

6.4.3  MATERIALS MANAGER

       Reporting to the Operations V.P. the Materials Manager is responsible for directing and coordinating the purchasing and distribution of components for the design and manufacture of products, capital equipment, and liaison with arranging contracts with suppliers and sub-contractors.

6.5    SENIOR VICE PRESIDENT (VP), MARKETING & SALES

       Reporting to the President of the Company, the Marketing V.P. is responsible for developing the customer base and obtaining sales orders through marketing and sales strategy action plans. Other responsibilities include communicating the Company's corporate image in the market place while defining the market requirements for use by design engineering. He also provides technical publications, operations manuals, training materials and seminars for existing or potential customers.

6.5.1  MARKETING MANAGER

       Reporting to the Marketing & Sales V.P., the Product Marketing Manager is responsible for: a) product definition to Engineering based upon customer inputs, competitive research. Industry standards and cost targets, b) corporate and product promotional literature, trade shows, public relations, customer demonstrations/presentations and sales support (assistance in proposal generation).

6.5.2  DIRECTOR OF SALES

       Reporting to the Marketing & Sales V.P., the Director of Sales is responsible for expanding the customer base, developing the Marketing Plan, obtaining sales orders, and meeting the revenue objectives of the corporation. Other responsibilities include ensuring customer satisfaction, relaying customer requests for product improvement and customer support functions of the corporation. The Director of Sales acts as a liaison between the customer and the corporation.

6.6    VICE PRESIDENT (V.P.), FINANCE/CONTROLLER

       Reporting to the President of the Company, the Finance V.P. is responsible for preparation of the Company's assets. Other responsibilities include management of Human Resources and Administrative functions.

6.7    VICE PRESIDENT (V.P.), ENGINEERING

       Reporting to the President, the Engineering V.P. is responsible for planning, budgeting, and managing the technical resources for the Company. Responsibilities also include technical direction for the Company, and organizing the engineering team to insure the technical integrity of products developed and that the requirements as defined by Marketing are satisfied.

6.7.1  DIRECTOR, MICROWAVE ENGINEERING

       Reporting to the Engineering V.P., the Microwave Engineering Director is responsible for managing a team of design engineers, technicians and consultants that provide all the microwave circuit designs and associated system interfaces including all the required documentation and control procedures.

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6.7.2  DIRECTOR, SIGNAL PROCESSING (SP) ENGINEERING

       Reporting to the Engineering V.P., the SP Engineering Director is responsible for managing a team of design engineers, technicians and consultants that provide all the SP electronic circuit designs and associated system interfaces including all the required documentation and control procedures.

7.0    QUALITY SYSTEM

       The Quality System within the Company is based on a four tier documentation system composed of the following:

       *    Level 1, Quality Assurance Manual
       *    Level 2, Quality Assurance Procedures (QAP's)
       *    Level 3, Company Standards and Procedures
       *    Level 4, Industrial Standards and Database

7.1    LEVEL 1

       The QUALITY ASSURANCE MANUAL describes in outline form the Management's organization and the quality related systems in operation within the Company to meet the requirements of ISO 9001: 1987. It assists the customer in making as assessment of our ability to meet the specified quality assurance requirements.

7.2    LEVEL 2

       The systems outlined in the QUALITY ASSURANCE MANUAL are enforced by separate QUALITY ASSURANCE PROCEDURES (QAP'S) which describe the operational procedures of the related systems and define the responsible personnel and the objective evidence generated for substantiation.

       The QAP's are confidential to the Company and not for general distribution. However, at the discretion of the Company President, they may be made available for review by the customer.

7.3    LEVEL 3


       The QAP's are supported by a number of related non-product design documents such as COMPANY STANDARDS AND PROCEDURES that contain detail describing the administrative system, such as how to conduct a Design Review meeting.

       Separate from Company Standards and Procedures are the product design documents describing tasks or work instructions that are in direct support of the product, such as a Test Procedure.

       Both non-product design and product design documents are confidential to the Company and are not for general distribution. However, at the discretion of the Company President, they may be made available for review by the customer.

7.4    LEVEL 4

       Level four documents are industrial engineering standards, design rules or Customer documents that form reference materials as a database supporting Internal COMPANY STANDARDS AND PROCEDURES.

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8.0     PROCEDURE SUMMARY
- -------------------------

        This following sections give a brief overview of each QAP that describes in detail the operational procedures of the related systems in support of ISO 9001 : 1987. Next to each QAP title the corresponding document number is given in parenthesis as applicable.

8.1     MANAGEMENT REVIEW - QAP 4.1 (03.70.002)

        It is company policy that the Quality System is reviewed by the President every six months. The meeting is chaired by the Presidents, and attended by the Vice Presidents, the Quality Assurance
        Manager, and any other personnel deemed necessary.

        The agenda includes a review of actions taken from previous meetings, results of Internal Quality Audits, Non-conformance Reports, customer complaints and overall effectiveness of the Quality System.

        The minutes of the meeting and relevant documentation are retained by the Quality Assurance Manager.

8.2     CONTRACT REVIEW - QAP 4.3 (03.70.003)

        It is the policy of P-Com to document all inquiries, quotations, contracts, bid proposals, purchase orders and associated area.

        This documentation is reviewed to establish that requirements can be achieved and that all contracts and specifications are adequately defined. Deviations are resolved with the customer before processing and amendments to requirements are documented.

8.3     DESIGN CONTROL - QAP 4.4 (03.70.004)

8.3.1   GENERAL

        P-Com has established STANDARDS AND PROCEDURES for control and verification of the product design to ensure that all specified contract requirements are satisfied.

8.3.2   DESIGN AND DEVELOPMENT PLANNING

        The MARKETING REQUIREMENT SPECIFICATION is used by the Program Manager to create a MASTER DESIGN SCHEDULE for the design project. Additional planning schedules are produced containing planning information for engineers and personnel from other functions. These are regularly reviewed, documented and the information circulated to all appropriate groups within the company.

        QUALITY PLANS are written describing how the quality requirements of contract are achieved.

        The Engineering V.P. has overall responsibility for the product design function and assigns design and verification activities to the Engineering Directors. The design resources consist of teams of specialist engineers and technicians with the necessary capital equipment.

8.3.3   DESIGN INPUT

        The MARKETING REQUIREMENT SPECIFICATION and the specific customer contracts are the source documents for the design input requirements.

        Technical engineering specifications are developed for the procuct and for defined subdivisions of the product. Detail requirements are refined during the design process.
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8.3.3   CON'T

        This Product Design Specification defines the functionality of the product system and identifies the regulatory, customer specific, marketing, product safety, and engineering requirements.

8.3.4   DESIGN OUTPUT

        During the design process acceptance criteria are established for all appropriate product systems and sub-systems.

        Design calculations, system analysis, drawings, process instructions, test procedures, specifications, user manuals, etc., are generated as design outputs.

8.3.5   DESIGN VERIFICATION

        Design reviews are regularly held to control all aspects of the design process and are part of the MASTER DESIGN SCHEDULE.

        Verification that the design meets the specified contract requirements is conducted at various levels of product system. Testing against defined acceptance criteria and qualification programs are carried out.

8.3.6   DESIGN CHANGES

        P-Com has STANDARDS AND PROCEDURES for the documentation and recording of design changes. The engineering Change Order (ECO) system provides the method to evaluate, approve, and incorporate design changes into product documentation.

8.3.7   Product Release

        P-Com has Standards and Procedures defining the requirements for a uniform method of releasing a product and its technical documentaion manufacturing. The system also provides the method of controlling documentation during the engineering development cycle and construcion of breadboard and/or prototype product.

8.4     DOCUMENT CONTROL -QAP 4.6 (03.70.005)

8.4.1   Document Approval and Issue

        P-Com operated Standards and procedures for the registration, issue of all product design documents and non product documents including the Quality Manual, Quality Assurance Procedures, Company Standards, Procedures and database.

        The Document Control department ensures that only the applicable issues of documents are used and obsolete documents are removed.

8.4.2   Document Change and Modification

        Company Standards and Procedures provide for the initiation, evaluation, approval and implementation of all documentation changes.
        The Document Control department maintains a log of all proposed and approved ECO's for product design documents. Approval Sheets for changes of non product design documents are alos maintained within Document Control.
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                                                                  Date: 3-94
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________________________________________________________________________________

8.5     PURCHASING - QAP 4.6 (.03.70.005)

8.5.1   General

        All purchasing resisted activities are conducted under controlled conditions which provide for objective assessment of all suppliers and ensure that purchasing information is correct before release to the supplier.

8.6.2   Assessment of Suppliers/Subcontractors

        It is Company policy that, wherever possible, purchased material and subcontracted service are obtained from a company approved source.

        The Company maintains lists of approved sources and carries out supplier/sub-contractor evaluations to ensure conformance with requirements. Products pruchased from non-approved sources are identified to the cutomer.

8.5.3   Purchasing Date

        All purchasing documents clearly describe the material and sub-contractor services ordered. Purchase orders are reviewed and approved before release.

8.5.4   Verification of Purchased Product/Service

        When contractually specified by the customer. Quality Assurance requirements may be verified at P-Com by the customer. It is Company policy to provide for and assist those customers who require such verification.

8.6     PURCHASER SUPPLIED PRODUCT - QAP 4.7 (03.70.007)

        Purchaser Supplied product in this type of industry is typically equipment and/or documentation supplied to P-Com for design and production related work. The Marketing Manager is responsible for the care and control of documentation and the Quality Assurance Manager is responsible for equipment.

8.7     PRODUCT IDENTIFICATION AND TRACEABILITY -QAP 4.8 (03.70.008)

        Components, printed circuit assemblies (PCA's), modules, and top assemblies used to produce the product shall be assigned unique part numbers. All of these shall be physically marked with their corresponding part numbers and revision where practical using a permnent method. In the case of purchased off the shelf components and size limitations, the storage or handling container shall be marked with the corresponding part number and revision.

        PCA's, modules, and top assemblies used to produce the product are assigned and indelibly marked with serial numbers. Records of the serial numbers used for the final product assembly are maintained.

        Components are excluded from individual serail number assignments except when deemed necessary by the Design department for critical applications requiring source lot traceability. These components are identified on pruchase documentation such as Source Control Drawings and Specification Control Documents, drawings/schematics, and Bills of Material.

[logo] QUALITY ASSURANCE MANUAL                                   No: 03.70.001
                                                                  Rev:  E
                                                                  Date: 14 of 18
________________________________________________________________________________


8.8     PROCESS CONTROL - QAP 4.9 (03.70.009)

        General

        The company ensures that the procedures that control the planning and operation of the manufacturing process are implemented. This is accomplished through documented work instructions and appropriate equipment for process, assembly and test.

8.8.1   Special Processes

        There are no special processes

8.9     INSPECTION AND TESTING - QAP 4.10 (03.70.10)

8.9.1   Receiving Inspection and Testing

        All incoming materials are checked for compliance with the purchase order detail. Any damaged or incorrect materials are identified, segregated and processed using formal control procedures incoming material released for urgent purposed is identified and recorded in accordance with formal positive recall procedures.

8.9.2   In-process Inspection and Testing

        At defined states of the process and assembly operation, the product is identified, inspected and tested to establish conformance to documented specified requirements.

8.9.3   Final Inspection and Test Records

        All inspection records are retained for manufactured products indicating acceptance to defined criteria.

8.10    INSPECTION, MEASURING AND TEST EQUIPMENT - QAP 4.11 (03.70.011)

        The Company operates a system for ensuring that inspection, measuring and test equipment used to determine the conformance of product to contract specified requirements are periodically calibrated serviced and adjusted to maintain the accuracy to required limits.

        Calibration system and records maintained in compliance to applicable national standards.

[LOGO] QUALITY ASSURANCE MANUAL                                  No: 03.70.001
                                                                 Rev: E
                                                                 Date: 3-94
                                                                 Page: 15 of 18
- -------------------------------------------------------------------------------

8.11          INSPECTION AND TEST STATUS - QAP 4.12 (03.70.012)

         The inspection and test status of product during the process and assembly stages of the operation is identified by unique routing card.

         A unique routing card is provided for each defined module, subassembly or product recording its progress through the manufacturing process and its conformance to inspection and tests performed.

         The Quality Assurance Manager is responsible for the release of conforming product.

8.12          CONTROL OF NON-CONFORMING PRODUCT - QAP 4.13 (03.70.013)

         Incoming material, work in progress, and finished product that does not conform to specified requirements is prevented from inadvertent use by identification, segregation and disposition in accordance with documented procedures.

8.12.1   NON-CONFORMANCE REVIEW AND DISPOSITION

         In the documented procedures, the Quality Engineer is responsible for the review of NON-CONFORMANCE REPORTS with other members of the Company Material Review Board to determine the appropriate disposition of non-conforming material and product.

         A DEVIATION AUTHORIZATION may be requested from the customer for non-conforming product that is proposed for use or repair.

8.13          CORRECTIVE ACTION - QAP 4.14 (03.70.014)

         The Company maintains documented procedures for the investigation and analysis of the cause for non-conforming material and product resulting in corrective actions to prevent recurrence.

8.14          HANDLING, STORAGE, PACKAGING AND DELIVERY - QAP 4.15 (03.70.015)

8.14.1   GENERAL

         Procedures for handling, storage, packaging and delivery of material, work in process and finished product are maintained by the Company.

         SPECIAL COMPANY STANDARDS AND PROCEDURES establish the minimum requirements for electrostatic discharge control where sensitive electronic parts, assemblies or products are manufactured, assembled, tested, serviced, handled, packaged or stored.

8.14.2   HANDLING

         The Company handles all materials in such a manner as to prevent damage, deterioration or loss.

8.14.3   STORAGE

         Secure storage areas are provided and COMPANY STANDARDS AND PROCEDURES control the receipt and issuing of materials.

         Lists of materials requiring special storage conditions, or having a limited shelf life are maintained and controls applied to conform with requirements. The materials requiring special storage conditions are maintained in the appropriate environment and materials having limited shelf life are discarded in an approved manner when shelf life has expired. MATERIAL SAFETY DATA SHEET regulations are applied for storage and handling of material. Lists of such materials are maintained.

[LOGO] QUALITY ASSURANCE MANUAL                                  No: 03.70.001
                                                                 Rev: E
                                                                 Date: 3-94
                                                                 Page: 16 of 18
- -------------------------------------------------------------------------------

8.14.4   PACKAGING

         COMPANY STANDARDS AND PROCEDURES control the marking and packaging of the product to ensure conformance to specified contract requirements.

8.14.5   DELIVERY

         After final inspection and test, documented procedures provide for the protection of the product in stores and during delivery to the customer.

         Delivery documentation is provided and instructions are carried out in accordance with specified contract requirements.

8.15          QUALITY RECORDS - QAP 4.16 (03.70.016)

         The quality records identified in the QUALITY ASSURANCE PROCEDURES are filed and maintained by the applicable department and are under the jurisdiction of the Quality Assurance Manager for demonstration of the Quality System effectiveness.

         The records are retained for a minimum of five years or for a period specified by customer contract.

8.16          INTERNAL QUALITY AUDITS - QAP 4.17 (03.70.017)

         All quality activities are subject to a planned and documented audit to verify compliance with the defined Quality System.

         Audits are conducted at predetermined intervals and are carried out by trained personnel under the control of the Quality Assurance Manager.

         The results of these audits are recorded and used to improve the effectiveness of the Quality System.

8.17          TRAINING - QAP 4.18 (03.70.018)

         The Company maintains procedures for identifying the training needs of all employees in performing assigned tasks and in increasing their quality awareness.

         Training records are held for each employee registering their education, experience and training requirements.

8.18          SERVICING

         The design philosophy of products manufactured by the Company precludes the need for regular maintenance. Servicing procedures are therefore not required.

8.19          STATISTICAL TECHNIQUES - QAP 4.20 (03.70.019)

         The Company promotes the use of statistical tools and techniques in a systematic way to continually reduce variation in processes, products, and incoming materials. The Quality Assurance Manager is the Statistical Coordinator for the Company.

[LOGO] QUALITY ASSURANCE MANUAL                                  No: 03.70.001
                                                                 Rev: E
                                                                 Date: 3-94
                                                                 Page: 17 of 18
- -------------------------------------------------------------------------------

                             [MAP OF P-COM, INC. HEADQUARTERS]

[LOGO] QUALITY ASSURANCE MANUAL                                  No: 03.70.001
                                                                 Rev: E
                                                                 Date: 3-94
                                                                 Page: 18 of 18
- -------------------------------------------------------------------------------

RECORD OF REVISIONS

- --------------------------------------------------------------------------------
REVISION DESCRIPTION                                       DATE      APPROVED
                                                                        BY
- --------------------------------------------------------------------------------
    1    Initial draft                                   10-12-92       KB

- --------------------------------------------------------------------------------
    2    Adds expanded Procedure Summary pages 8          11-06-92      KB
         through 14.
- --------------------------------------------------------------------------------
    3    Introduced modified front sheet, organization    12-17-92      KB
         chart, management responsibilities and
         procedure summary.
- --------------------------------------------------------------------------------
    A    Formal Release                                   01-08-93     K Bean

- --------------------------------------------------------------------------------
    B    Update 5.0, 6.0                                  10-20-93     K Bean

- --------------------------------------------------------------------------------
    C    Add ISO cross reference table and rewrite        11-18-93     K Bean
         para. 8.19
- --------------------------------------------------------------------------------
    D    Add QAP 4.20 to Applicable Documents             11-29-93     K Bean

- --------------------------------------------------------------------------------
    E    Correct address page 1 & para 1.2. Update        03-21-94     K Bean
         Location Map page 17.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                             STANDARD/PROCEDURE APPROVAL


Standard/Procedure Number  03.70.001     Revision    E     Date  03-14-94
                          ----------------        ----------    ----------------

Standard/Procedure Title          Quality Assurance Manual
                       --------------------------------------------------------



As a minimum, the originator and the Director of the department issuing the Standard/Procedure are the required approvals. For Company Standards, the President must also approve.




Approvals:

/s/           3-14-94        /s/            3/21/94
- ----------------------       ----------------------
QA Manager      Date         President       Date

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.

REF:  US-PCN-296                                                           REV 1
                                                                        EXHIBITS
Training                                                              SCHEDULE K
- --------------------------------------------------------------------------------


         The P-Com Tel-Link Series radio is designed for ease of installation, operation, and maintenance, and as a result, minimal training is required. P-Com's training consists of a two day course covering installation, operations and maintenance for up to a maximum of 10 students per course to be held in P-Com's facilities. The training cost will be waived for the first four (4) classes in the event that ART has purchased a minimum of 900 links and placed purchase orders for 2,500 additional links for delivery by December 30, 1996. For subsequent years, P-Com will continue to provide four (4) training classes per year free of charge should ART purchase a minimum of 2,500 links in each of the subsequent calendar years. Buyer will be retroactively charged $7,500 per training session performed in the event a minimum of 2,500 links are not purchased within a calendar year.

         Training classes will be scheduled at a mutually agreeable time and conducted at Seller's facilities. Seller agrees to provide applicable and necessary training materials.


- --------------------------------------------------------------------------------
Aug 7, 1996                                                               Page 2

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.

REF:  US-PCN-296
                                                                        EXHIBITS
Revenue Sharing                                                       SCHEDULE L
- --------------------------------------------------------------------------------








                                      SCHEDULE L


                                   REVENUE SHARING






- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 1

[LOGO]                                                 AGREEMENT BETWEEN PARTIES
                                                    A.R.T. LIMITED & P-COM, INC.

REF:  US-PCN-296
                                                                        EXHIBITS
Revenue Sharing                                                       SCHEDULE L
- --------------------------------------------------------------------------------


Following is the schedule for P-Com's equipment subsidy position and payment schedule required by P-Com:

CUMULATIVE              SCHEDULE                 EQUIPMENT    P-COM
CITY LEVEL              "A" PRICE    CASH PRICE  SUBSIDY      MONTHLY ROYALTY
- ----------------         ---------   ----------  ---------    ---------------

                                                               0% of Revenue
                                                              20% of Revenue
                                                              20% of Revenue
                    [CONFIDENTIAL]                            20% of Revenue
                                                              20% of Revenue
                                                              20% of Revenue
                                                              20% of Revenue
                                                              20% of Revenue

Beginning with the shipment of link 301 P-Com will subsidize 20% of the equipment cost (per Schedule A) and in return will receive 20% of the monthly revenue generated from the link. If the link is put in service generating $500 or more in monthly T1 revenue. P-Com is to be paid the full price as indicated in Schedule A and still receive 20% of the revenue generated from the link.

All other aspects of the Agreement stay the same with the exception of the [CONFIDENTIAL]. That is, the cumulative pricing schedule which allows for [CONFIDENTIAL] provision remain in the Agreement. [CONFIDENTIAL]



- --------------------------------------------------------------------------------
Aug 7, 1995                                                               Page 2

                                                      Amendment to Exhibit 10-11

    FIRST AMENDMENT TO AGREEMENT BETWEEN THE PARTIES

    THIS FIRST AMENDMENT TO AGREEMENT BETWEEN THE PARTIES (this "Amendment") is entered into as of the 19th day of July, 1996 by and between P-Com, Inc. ("P-Com") and Advanced Radio Technology Limited ("ART"), with reference to the following facts:

    A. P-Com and Art entered into that certain Agreement Between the Parties dated as of August 11, 1995 (the "Purchase Agreement") for the purchase of radio links.

    B. P-Com and Art desire to amend the Agreement to clarify the original intent of the parties with respect to revenue sharing and other items set forth herein.

    NOW, THEREFORE, in consideration of the above recitals and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties agree to amend the Purchase Agreement as follows:

    1. All capitalized terms used herein shall have the same meanings as are set forth in the Purchase Agreement, unless otherwise indicated.

    2. Paragraph 17.0 of Section 1 of the Purchase Agreement is hereby deleted in its entirety and inserted in its place is the following:

         "REVENUE SHARING: In the event ART purchase 300 links, ART, in its sole discretion may agree to select the financing option presented on Schedule "L" attached hereto."

    3. The second sentence of the first full paragraph of Schedule L, commencing with: "If the Link is put in service generating..." is hereby deleted in its entirety.

    4. The following is hereby inserted after the word "concept" at the end of the first sentence of the second full paragraph of Schedule L:

         "set forth in Schedule A of this Agreement.:

    5. the signature block for ART set forth on the Signatory Page is hereby amended to read "Advanced Radio Technology, Ltd."

    6. P-Com hereby acknowledges, and consents to, the future assignment by ART of its rights, interests and obligations under the Purchase Agreement to Advanced Radio Technologies Corporation pursuant to a merger transaction involving ART.

    7. The Purchase Agreement is modified, amended and supplemented only to the extent set forth herein, and as so modified, amended and supplemented, shall remain in full force and effect between ART, or its successor or assign, and P-Com. In the event of any conflict between the provision of this Amendment and those of the Purchase Agreement, the terms of this Amendment shall prevail.

    8. This Amendment may be executed in several counterparts, each or which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument when each party has signed one such counterpart.

    IN WITNESS WHEREOF, P-Com and ART have executed this Amendment as of the date first above written.


    P-COM:                                  ART:

    P-Com, Inc.                             Advanced Radio Telecom Corp.
                                            (f/k/a Advanced Radio
                                             Technology, Ltd.)

    By:___________________________

    Name:_________________________          By:___________________________

    Title:________________________          Name:_________________________

                                            Title:________________________


                                            Advanced Radio Technologies
                                            Corporation

                                            By:___________________________

                                            Name:_________________________

                                            Title:________________________